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                                                                   EXHIBIT 10-AO

                               FIFTH AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT

         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Fifth Amendment") is dated as of April 26, 1995, among (i) FOXMEYER CORPORATION, a Delaware corporation ("Borrower"), (ii) FOXMEYER DRUG COMPANY, a Kansas corporation, MERCHANDISE COORDINATOR SERVICES CORPORATION, a Delaware corporation, and HARRIS WHOLESALE COMPANY, a Delaware corporation (the "Operating Subsidiaries"), (iii) the LENDERS and ISSUER referred to therein, and (iv) CITICORP USA, INC., a Delaware corporation, as Administrative Agent ("Administrative Agent") and NATIONSBANK OF TEXAS, N.A. as Documentation Agent ("Documentation Agent").

                                  WITNESSETH:

         WHEREAS, FoxMeyer Corporation ("Old FoxMeyer"), Operating Subsidiaries, Lenders and Issuer, and Administrative Agent and NationsBank of Texas, N.A. and Banque Paribas, as Co-Agents, entered into an Amended and Restated Loan Agreement dated as of April 29, 1993, as amended as of October 18, 1993, June 20, 1994 and August 26, 1994 (the "Amended and Restated Loan Agreement"); on October 12, 1994, Old FoxMeyer was merged into Borrower and Borrower succeeded to and assumed all of Old FoxMeyer's rights and obligations under the Amended and Restated Loan Agreement; and Borrower, Operating Subsidiaries, Lenders and Issuer, and Administrative Agent and Documentation Agent entered into the Fourth Amendment to Amended and Restated Loan Agreement dated as of November 22, 1994 (the Amended and Restated Loan Agreement, as so amended, being herein referred to as the "Loan Agreement");

         WHEREAS, Borrower has requested certain amendments to the Loan
Agreement;

         WHEREAS, the Required Lenders, Issuer, Administrative Agent and Documentation Agent have agreed to such amendments, all upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein, terms are used herein as defined in the Loan Agreement.

         SECTION 2. AMENDMENT OF SECTION 1.2. Section 1.2 of the Loan Agreement is hereby amended by:
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                 (a)      amending the definition of "Applicable Coverage
     Ratio" to read in its entirety as follows:

                          Applicable Coverage Ratio.  Means, as of any date,
                 the ratio of (a)(i) EBIT, plus (ii) amortization and depreciation expense, plus (iii) the Development Cost Interest Coverage Ratio Adjustment Amount, plus (iv) the Phar-Mor Interest Coverage Ratio Adjustment Amount, of Borrower and the Consolidated Subsidiaries for the 12 month period ended on such date, to (b) Interest Expense, plus interest income then being currently received (to the extent such income is netted against interest charges in the definition of "Interest Expense"), for such 12 month period.

                 (b) amending the definition of "Applicable Leverage Ratio" to read in its entirety as follows:

                          Applicable Leverage Ratio.  Means, as of any date,
                 the ratio of (i) the sum of (A) all consolidated Indebtedness of Borrower and the Consolidated Subsidiaries (other than obligations under any Interest Rate Protection Agreements and Permitted Indebtedness referred to in clause (d) of the definition thereof) as of such date (or in the case of up to $6,000,000 in principal amount of Permitted Indebtedness consisting of industrial development revenue bonds and notes and mortgages, as of the end of the calendar month that includes such date) plus (B) the aggregate amount paid by purchasers of Receivables (and property of account debtors securing such Receivables) or interests therein under the Revolving Receivables Purchase Program to be recovered from Receivables (and such property) outstanding as of such date to
                 (ii) the sum of (A) all consolidated Indebtedness of Borrower and the Consolidated Subsidiaries (other than obligations under any Interest Rate Protection Agreements and Permitted Indebtedness referred to in clause (d) of the definition thereof) as of such date (or in the case of up to $6,000,000 in principal amount of Permitted Indebtedness consisting of industrial development revenue bonds and notes and mortgages, as of the end of the calendar month that includes such date) plus (B) the aggregate amount paid by purchasers of Receivables (and property of account debtors securing such Receivables) or interests therein under the Revolving Receivables Purchase Program to be recovered from Receivables (and such property) outstanding as of such date plus (C) consolidated



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                 Net Worth of Borrower and the Consolidated Subsidiaries as of
                 the end of the calendar month that includes such date plus (D) the amount of the Push Down Accounting Adjustment as of the end of the calendar month that includes such date.

                 (c) amending the definition of "Consolidated Subsidiary" to read in its entirety as follows:

                          Consolidated Subsidiary.  Means, as of any date, any
                 Subsidiary of Borrower included as of such date in the consolidated financial statements of Borrower prepared in accordance with GAAP, and "Consolidated Subsidiaries" means all of such Subsidiaries; provided that if FoxMeyer Canada shall at any time be a Subsidiary of Borrower, FoxMeyer Canada shall be deemed not to be a Consolidated Subsidiary so long as the following conditions are satisfied: (a) neither Borrower nor any of its Consolidated Subsidiaries shall have any obligation or liability, contingent or otherwise, for the Indebtedness or other obligations of FoxMeyer Canada other than Borrower's obligations as co-lessee under the FMC Operating Leases; (b) the aggregate amount of all expenditures for equity investments in, and all loans or advances to, FoxMeyer Canada ("FMC Investments"), in addition to the $5,181,102 expended as of March 31, 1995, shall not exceed $4,600,000; and (c) no FMC Investment shall be made if a Potential Default or Event of Default then exists or would exist. For the purposes of Sections 1.2, 6.2, and 6.3, the assets, liabilities and results of operations of, and any equity in, FoxMeyer Canada shall, to the extent not already excluded by the terms of such Sections, be excluded from all financial definitions, calculations, determinations and presentations, except as provided in the definition of "Net Worth" and except as required by Exhibit M hereto.

                 (d) amending the definition of "GAAP" to read in its entirety as follows:

                          GAAP.   Means generally accepted accounting
                 principles, applied on a consistent basis with Borrower's most recent audited Financial Statements existing as of the Restatement Date; and the requirement that such principles be applied on a consistent basis means that the accounting principles in a current period are comparable in all material respects to those applied in a preceding period, with any exceptions thereto noted; provided





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                 that for the purpose of the Push Down Accounting Adjustment,
                 GAAP shall include the applicable requirements of Regulation S-X of the Securities and Exchange Commission.

                 (e) amending the definition of "Net Worth" to read in its entirety as follows:

                          Net Worth.  Means, as of the date of any
                 determination, the remainder of (a) the total stockholder's equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on a consolidated balance sheet of Borrower and the Consolidated Subsidiaries prepared as of such date in accordance with GAAP, minus (b) to the extent not deducted therefrom, the aggregate amount of all Redeemable Capital Stock, minus (c) the aggregate amount of gain from the sale of capital assets, gain from any write-up of assets and any other non-operating or extraordinary gain reflected in total stockholder's equity shown on such balance sheet; provided, however, that:

                                   (i)     for purposes of the references to
                          Net Worth in the Solvency Certificate referred to in
                          Section 4.1(h) or required to be delivered on the Fourth Amendment Date and the minimum Net Worth requirement of each Operating Subsidiary set forth in the second sentence of Section 6.2(e), Net Worth shall be determined without subtraction of the items described in clause (c) above and based upon the financial condition of such Operating Subsidiary only; and

                                  (ii) for purposes of the ratio calculated pursuant to Section 6.2(i) and the Applicable Leverage Ratio, Net Worth shall be determined without subtraction of the items described in clause (c) above.

                 Notwithstanding the foregoing, in determining Net Worth, the aggregate amount of the equity investment in, and the principal amount of loans or advances to, FoxMeyer Canada by Borrower and the Consolidated Subsidiaries shall be accounted for in accordance with the equity method of accounting (whether or not FoxMeyer Canada would, in accordance with GAAP, be required to be accounted for on a consolidated basis), except that the amount so accounted for shall not be increased (or decreased) by the amount





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                 of any income (or loss) of FoxMeyer Canada after March 31,
                 1995. It is acknowledged that as of March 31, 1995, the amount so accounted for is $4,912,128, representing the remaining portion of the equity investment in FoxMeyer Canada as of such date. In no event shall the amount so accounted for in respect of FoxMeyer Canada exceed $9,512,128.

                 (f) amending the definitions of "Phar-Mor Debt Service Coverage Ratio Adjustment Amount," "Phar-Mor Interest Coverage Ratio Adjustment Amount" and "Phar-Mor Net Worth Adjustment Amount" by deleting the amount "$50,000,000" therein and inserting in place thereof the amount "$70,000,000."

                 (g) inserting the following definitions (in appropriate alphabetical order):

                          FoxMeyer Canada.  Means FoxMeyer Canada, Inc., an
                 Ontario corporation (formerly called Evans Health Group
                 Limited).

                          FMC Operating Leases.  Means the operating or capital
                 leases between HP Finance and Central Capital Corp., as lessors, and FoxMeyer Canada and Borrower, as co-lessees, covering certain computer equipment, as in effect on March 31, 1995.

                          Push Down Accounting Adjustment.  Means the decrease
                 in stockholders equity of Borrower and the Consolidated Subsidiaries resulting from the application under GAAP of purchase accounting to the extent required as a result of Borrower's becoming a wholly owned Subsidiary of NII in connection with NII's repurchase of the common stock of Borrower, which decrease shall not exceed $22,000,000.

                          Service Fee Adjustment Amount .  Means, for any
                 period, the service fee income currently received in cash from customers of Borrower and the Consolidated Subsidiaries (but only to the extent that such income can, in accordance with GAAP, be included in interest income but has been included as an offset to operating expense in the Financial Statements of Borrower and the Consolidated Subsidiaries) during such period.

         SECTION 3. AMENDMENT OF SECTION 2.2(d). Section 2.2(d) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting in place thereof the following:





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                          (d)     Money Market Auction.

                                   (i)     On any Business Day, Borrower may
                          request a B Borrowing under this Section 2.2(d) by telephone notice to Lenders and Administrative Agent, referring to this Section 2.2(d) and specifying the aggregate amount of the proposed B Borrowing, the date of the proposed B Borrowing and the maturity date for repayment of the B Advance to be made as part of such B Borrowing (which maturity date shall be a date occurring not less than one nor more than 29 days after the date of such B Borrowing, but not later than the Termination Date). Borrower shall not notify a Lender of such proposed B Borrowing if Borrower and Administrative Agent shall have received notice from such Lender that it elects not to be so notified.

                                  (ii)     Each Lender so notified may, if, in
                          its sole discretion, it elects to do so, irrevocably offer to make one or more B Advances to Borrower as part of such proposed B Borrowing at a fixed rate of interest (and, if different from that requested by Borrower, a maturity date or maturity dates therefor not less than one nor more than 29 days after the date of such B Borrowing) specified by such Lender in its sole discretion (but in no event at a rate in excess of the Maximum Lawful Rate), by telephone notice to Borrower (which shall give prompt telephone notice thereof to Administrative Agent), on the date of such proposed B Borrowing, of the minimum amount and maximum amount of each B Advance which such Lender would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to the first sentence of Section 2.2(a), exceed such Lender's Commitment), the rate of interest and maturity date or maturity dates therefor and the time after which any acceptance of such offer shall not be effective. If any Lender so notified shall elect not to make such an offer, such Lender shall so notify Borrower by telephone on such date, and such Lender shall not be obligated to, and shall not, make any B Advance as part of such B Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make





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                          any B Advance as part of such proposed B Borrowing.

                                 (iii) Borrower shall, in turn, on the date of such proposed B Borrowing, either:

                                           (x)     cancel such B Borrowing by
                          giving the Lenders so notified and Administrative Agent notice to that effect, or

                                           (y)     before the respective times
                          for acceptance thereof specified in paragraph (ii) above shall have expired, accept one or more of the offers made by any Lender or Lenders pursuant to paragraph (ii) above, in its sole discretion, by giving notice (which may be by telephone, confirmed immediately by telecopier or telefax and in writing) to such Lender or Lenders and Administrative Agent of the maturity date or maturity dates specified pursuant to paragraph (i) or (ii) above, as the case may be, the rate of interest specified pursuant to paragraph
                          (ii) above and the amount of each B Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to Borrower by such Lender or Lenders for such B Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such B Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Lenders so notified and Administrative Agent notice to that effect.

                                  (iv)     If Borrower notifies the Lenders so
                          notified and Administrative Agent that such B Borrowing is canceled pursuant to paragraph (iii)(x) above, such B Borrowing shall not be made.

                                   (v)     If Borrower accepts one or more of
                          the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, Borrower shall be deemed to have provided such Lender or Lenders with the certifications set forth in paragraphs (c) through
                          (g) of the form of B Borrowing Notice as of the date of the B Borrowing, and Administrative Agent shall in turn promptly notify each Lender that is to make a B Advance as part of such B Borrowing as to whether such B Borrowing conforms to the requirements of
                          Section 2.2(a).  Upon





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                          fulfillment of the applicable conditions set forth in
                          Article IV, each Lender that is to make a B Advance as part of such B Borrowing shall, before 3:00 P.M. (New York, New York time) on the date of such B Borrowing (provided such Lender shall have received the confirmation by telecopy or telefax required by paragraph (iii)(y) above, any required B Note and a favorable notice from Administrative Agent pursuant to the preceding sentence), make available to Borrower such Lender's portion of such B Borrowing, in same day funds, by credit to such bank account as Borrower may designate. Promptly after each B Borrowing, Administrative Agent will notify each Lender of the amount of the B Borrowing, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

         SECTION 4. AMENDMENT OF SECTION 5.13. Section 5.13 of the Loan Agreement is hereby amended by deleting the parenthetical phrase in the last sentence thereof and inserting in place thereof "(other than the Subsidiaries of Borrower)."

         SECTION 5. AMENDMENT OF SECTION 5.16. Section 5.16 of the Loan Agreement is hereby amended by (a) deleting the phrase "Consolidated Subsidiaries" in subsection (a) thereof and inserting in place thereof the phrase "Subsidiaries of Borrower;" (b) deleting the word "Consolidated" each time it appears in subsection (b) thereof; and (c) deleting the word "Consolidated" the second place it appears in subsection (c) thereof.

         SECTION 6. AMENDMENT OF SECTION 6.1. Section 6.1 of the Loan Agreement is hereby amended by (a) deleting the phrase "Consolidated Subsidiary" in subsection (e) thereof and inserting in place thereof the phrase "Subsidiary of Borrower"; (b)(i) deleting the phrases "Consolidated Subsidiary" and "Consolidated Subsidiaries" in subsection (f) thereof and inserting in place thereof the phrase "Subsidiary of Borrower" or "Subsidiaries of Borrower", as appropriate, and (ii) deleting the word "Consolidated" before the words "Subsidiary's Assets" therein.

         SECTION 7. AMENDMENT OF SECTION 6.2(E). Section 6.2(e) of the Loan Agreement is hereby amended by (a) deleting the word "and" in clause (C) of the second sentence thereof and inserting a comma in place thereof, and (b) adding the following to the end of the second sentence thereof:





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                 and minus (E) the amount of Push Down Accounting Adjustment made (or plus the amount thereof reversed) during such fiscal quarter.

         SECTION 8. AMENDMENT OF SECTION 6.2(f). Section 6.2(f) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting in place thereof the following:

                          (f) Interest Coverage Ratio. Borrower shall not, on the last day of any fiscal quarter of Borrower, permit the ratio of (i)(A) EBIT plus (B) the Phar-Mor Interest Coverage Ratio Adjustment Amount plus (C) the Development Cost Interest Coverage Ratio Adjustment Amount, less (D) the Service Fee Adjustment Amount to (ii) Interest Expense, plus Preferred Dividends, less the Service Fee Adjustment Amount, in each case for the 12 month period ending on such day to be less than the ratio set forth below for the applicable period:

                             Last Day of
                          Applicable Period                      Ratio
                          -----------------                      -----
                            9/30/93                           3.30 to 1.00
                            12/31/93                          3.30 to 1.00
                            3/31/94                           3.30 to 1.00
                            6/30/94                           3.40 to 1.00
                            9/30/94                           3.40 to 1.00
                            12/31/94                          3.40 to 1.00
                            3/31/95                           3.40 to 1.00
                            6/30/95                           3.40 to 1.00
                            9/30/95                           3.20 to 1.00
                            12/31/95                          3.00 to 1.00
                            3/31/96                           3.00 to 1.00
                            6/30/96 and                       3.40 to 1.00
                            thereafter

         SECTION 9. AMENDMENT OF SECTION 6.2(i). Section 6.2(i) of the Loan Agreement is hereby amended by inserting the following between the words "date" and "to" in clause (C) of subsection (ii) thereof:

                 plus (D) the amount of the Push Down Accounting Adjustment as of such date

         SECTION 10. AMENDMENT OF SECTION 6.2(j). Section 6.2(j) of the Loan Agreement is hereby amended by deleting the amount "$50,000,000" therein and inserting in place thereof the amount "$70,000,000."

         SECTION 11. AMENDMENT OF SECTION 6.2(k). Section 6.2(k) of the Loan Agreement is hereby amended by deleting the text





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thereof in its entirety and inserting in place thereof the following:

                          (k) Acquisitions. Except as may result from the mergers permitted pursuant to Section 6.2(m), neither Borrower nor any Operating Subsidiary shall, and Borrower shall not permit any Consolidated Subsidiary to, acquire all or substantially all of the Assets of any other Person or of a division or other business unit thereof or Securities representing more than fifty percent (50%) of the Securities of any class of any other Person; provided, however, that (i) any Operating Subsidiary may purchase Inventory in bulk and purchase or lease the warehouses where such Inventory is located upon terms that are fair and reasonable to such purchaser, (ii) Borrower or any Operating Subsidiary may acquire all or substantially all of the Assets of any other Consolidated Subsidiary other than FoxMeyer Drug Company,
                 (iii) Borrower, any Operating Subsidiary or any Healthcare Connect Subsidiary may acquire all or substantially all of the Assets of any other Person or of a division or other business units thereof (a "Business") or Securities representing more than fifty percent (50%) of the equity Securities of any Person, provided that (A) such Business or Person becomes a Consolidated Subsidiary or such Person is FoxMeyer Canada, (B) such Business or Person is Solvent before giving effect to such acquisition, (C) neither Borrower nor any Consolidated Subsidiary becomes, and (except in the case of FoxMeyer Canada) neither such Person is nor the Assets or operations of such Person are, or could reasonably be expected to be subject to any material loss contingency required by GAAP to be disclosed in the financial statements of such Person and (D) the aggregate purchase price for all such acquisitions of Businesses or equity Securities (other than Securities of FoxMeyer Canada) pursuant to this clause (iii) during any fiscal year of Borrower may not exceed $25,000,000 (exclusive, in the case of the acquisition of a Business or all of the equity Securities of any other Person, of amounts properly allocable to working capital in accordance with GAAP), and provided further that this clause (iii) shall not permit the acquisition of any Securities of (A) NII, (B) Centaur Partners IV, (C) any Affiliate of any of the foregoing (other than Borrower, a Consolidated Subsidiary or FoxMeyer Canada) or (D) FoxMeyer Canada if such acquisition would cause the limit provided in clause (b) of the proviso in the definition of Consolidated Subsidiary





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                 to be exceeded, and (iv) Borrower may acquire Receivables from any Consolidated Subsidiary for sale under the terms of the Revolving Receivables Purchase Program. For the purposes of clause (iii) above, payments made pursuant to an earn-out or similar contingent payment arrangement shall be deemed included in the purchase price for an acquisition for the fiscal year as to which such payments have accrued and are payable.

         SECTION 12. AMENDMENT OF SECTION 6.2(l). Section 6.2(l) of the Loan Agreement is hereby amended by (a) deleting clause (vii) thereof in its entirety and inserting in place thereof the following:

                                 (vii)     (A)     expenditures for Minority
                          Equity Investments other than in FoxMeyer Canada not to exceed $25,000,000 in the aggregate at any time outstanding and (B) expenditures for equity investments in, or loans or advances to, FoxMeyer Canada of $5,181,102 as of March 31, 1995 and up to an additional amount that would not cause the limit provided in clause (b) of the proviso in the definition of Consolidated Subsidiary to be exceeded,

         SECTION 13. AMENDMENT OF SECTION 6.2(m). Section 6.2(m) of the Loan Agreement is hereby amended by deleting the phrase "Evans Health Group Limited, an Ontario corporation" therein and inserting in place thereof the phrase "FoxMeyer Canada."

         SECTION 14. AMENDMENT OF SECTION 6.2(p). Section 6.2(p) of the Loan Agreement is hereby amended by deleting the word "Consolidated" therein.

         SECTION 15. AMENDMENT TO SECTION 6.2(u). Section 6.2(u) of the Loan Agreement is hereby amended by deleting the text thereof in its entirety and inserting in place thereof the following:

                          (u) Customer Receivables. Neither Borrower nor any Operating Subsidiary shall permit, and Borrower shall not permit any Consolidated Subsidiary to, have outstanding and unpaid at any time to any one customer and all Affiliates of such customer Receivables in an aggregate amount exceeding ten percent (10%) of the sum of (i) the Net Worth of Borrower and its Consolidated Subsidiaries as of the end of the fiscal quarter of Borrower then most recently ended and (ii) the amount of the Push Down Accounting Adjustment as of such quarter end; provided that such Receivables may





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                 be increased to fifteen percent (15%) of such Net Worth and
                 Push Down Accounting Adjustment if Administrative Agent and the Co-Agents, in their sole discretion for such times and on such conditions as they may require, consent to such increase in writing and so confirm to Lenders in the particular case of any customer. For the purpose of the foregoing, the Phar-Mor Receivables shall be deemed not to be Receivables subject to the limitations imposed by this Section 6.2(u).

         SECTION 16. AMENDMENT TO EXHIBIT G. The Loan Agreement is hereby amended by retitling "Exhibit G" as "Exhibit G-1" and adding Exhibit G-2 to read in its entirety as set forth on Schedule I hereto. Each reference to "Exhibit G" in the Loan Agreement is hereby amended to be a reference to "Exhibit G-1 or G-2."

         SECTION 17. AMENDMENT OF EXHIBIT M. The Loan Agreement is hereby amended by restating Exhibit M to read in its entirety as set forth on Schedule II hereto.

         SECTION 18. EFFECTIVENESS OF AMENDMENTS. The amendments effected by this Fifth Amendment shall be effective as of March 31, 1995, upon satisfaction of the following, in a manner acceptable to Administrative Agent, on or before May 2, 1995 (the date of satisfaction herein called the "Amendment Date"):

                          (a) The Required Lenders, Issuer, Administrative Agent and Documentation Agent shall have executed and delivered this Fifth Amendment.

                          (b) All of the Guarantors shall have executed and delivered the Consent and Agreement attached to this Fifth Amendment.

                          (c) (i) a favorable legal opinion of Weil, Gotshal & Manges as counsel for Borrower and Consolidated Subsidiaries shall have been duly executed by such counsel and delivered to Administrative Agent in form and substance satisfactory to Administrative Agent and its counsel and (ii) a favorable legal opinion of Gibson, Dunn & Crutcher, counsel to Administrative Agent shall have been duly executed by such counsel and delivered to Administrative Agent.

                          (d) After giving effect to the amendments to be effected by this Fifth Amendment, the representations and warranties provided in Article V of the Loan Agreement shall be true and correct on the Amendment Date as if made on such date (except to the extent that such





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


         representations and warranties are expressly by their terms made only as of the date of this Fifth Amendment or another date other than the Restatement Date), and no Potential Default or Event of Default shall have occurred or be continuing on the Amendment Date.

                          (e) Administrative Agent shall have received a certificate, appropriately completed, executed by Borrower and Operating Subsidiaries, which certificate shall certify to resolutions authorizing the execution, delivery and performance of this Fifth Amendment and to the satisfaction of the conditions precedent set forth in subsection (d) above.

                          (f) Administrative Agent shall have received such other documents, instruments, certificates and opinions as it shall deem necessary or appropriate in connection with this Fifth Amendment and the transactions contemplated hereby.

         SECTION 19. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants, and each Operating Subsidiary as to matters relating to such Operating Subsidiary represents and warrants, that this Fifth Amendment has been duly authorized, executed and delivered by Borrower and the Operating Subsidiaries and constitutes the legal, valid, and binding obligation of Borrower and the Operating Subsidiaries, enforceable in accordance with its terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or similar laws or principles of equity affecting the enforcement of creditors' rights generally). Borrower further represents and warrants that, after giving effect to the amendments to be effected by this Fifth Amendment, (a) there exists no Potential Default or Event of Default on the date hereof, (b) the representations and warranties set forth in Article V of the Loan Agreement are true and correct on the date hereof (including the representations or warranties that are expressly made only as of the Restatement Date), and (c) Borrower and the Operating Subsidiaries have complied with all agreements and conditions to be complied with by it under the Loan Agreement and other Loan Papers by the date hereof.

         SECTION 20. ENTIRE AGREEMENT; RATIFICATION. This Fifth Amendment embodies the entire agreement of the parties and supersedes any prior agreements or understandings with respect to the subject matter hereof. Except as modified or supplemented hereby, the Loan Agreement and all other Loan Papers shall continue in full force and effect.

         SECTION 21. GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE U.S. FEDERAL LAWS.

         SECTION 22. COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 23. NO ORAL AGREEMENTS. THIS FIFTH AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN PAPERS, CONSTITUTES A "LOAN AGREEMENT" FOR THE PURPOSES OF SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) BORROWER OR ANY OPERATING SUBSIDIARY AND (B) ADMINISTRATIVE AGENT, DOCUMENTATION AGENT, ANY LENDER OR ISSUER.

                        [SIGNATURES ON SUCCEEDING PAGES]

                 IN WITNESS WHEREOF, this Fifth Amendment to Amended and Restated Loan Agreement is executed as of the date first set forth above.

                                           FOXMEYER CORPORATION

                                           By /s/
                                             ___________________________________
                                             Title:

                                           FOXMEYER DRUG COMPANY

                                           By /s/
                                             ___________________________________
                                             Title:

                                           MERCHANDISE COORDINATOR SERVICES
                                           CORPORATION

                                           By /s/
                                             ___________________________________
                                             Title:

                                           HARRIS WHOLESALE COMPANY

                                           By /s/
                                             ___________________________________
                                             Title:

                                           CITICORP USA, INC., individually and
                                           as Administrative Agent

                                           By /s/ Barbara A. Cohen
                                             ___________________________________
                                                  Barbara A. Cohen
                                             Title: Vice President